EXHIBIT 10.3

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into as of December 19, 2022, by and between Body and Mind Inc., a Nevada corporation (the “Company”) with its principal executive offices situated at 750 -1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6, and [●] (the “Purchaser”) a Delaware limited partnership with its principal executive offices situated at [●].

RECITALS

A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D under Section 4(a)(2) of the Securities Act of 1933, as amended (the “U.S. Securities Act”) promulgated by the United States Securities and Exchange Commission (“SEC”) under the U.S. Securities Act;

B. Purchaser desires to purchase from the Company, and the Company desires to issue and sell to the Purchaser, upon the terms and conditions set forth in this Agreement, an 8% Convertible Debenture of the Company, in the aggregate principal amount of US$[●], substantially in the form attached hereto as Exhibit A (the “Debenture”), convertible into shares of common stock, $0.0001 par value per share, of the Company (“Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Debenture;

C. The Company wishes to issue warrants to purchase [●] shares of Common, substantially in the form attached hereto as Exhibit B, (the “Warrants”) to the Purchaser as additional consideration for the purchase of the Debenture; and

D. As further additional consideration for the purchase of the Debenture, the Company wishes to enter into that certain Registration Rights Agreement with the Purchaser, of even date herewith (substantially in the form attached hereto as Exhibit C, the “RRA”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1 Definitions. Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

(1) “8-K Filing” shall have the meaning ascribed to such term in Section 5.1(43).

(2) “Agreement” means this subscription agreement (including any Schedules hereto) and any instrument amending this Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Agreement.

(3) “Audited Financial Statements” shall have the meaning ascribed to such term in Section 5.1(10).

(4) “Board” shall mean the Board of Directors of the Company.

(5) “Business Day” means a day other than a Saturday, Sunday, or any day on which banking institutions in the State of Nevada or the Province of British Columbia are authorized or required by law or other governmental action to close.

(6) “CDS” means CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., as nominee for certain Canadian brokerage firms).

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(7) “Closing” shall have the meaning ascribed to such term in Section 4.1.

(8) “Closing Date” shall have the meaning ascribed to such term in Section 4.1.

(9) “Common Stock“ shall have the meaning ascribed to such term in the preamble hereto.

(10) “Conversion Price” shall have the meaning ascribed to such term in Section 3.2(2).

(11) “Conversion Shares” means those shares of Common Stock issued to a holder of the Debenture upon conversion of a Debenture in accordance with the terms and conditions of the Debenture.

(12) “Company” means Body and Mind Inc. and its subsidiaries, and includes any successor corporation to or of the Company.

(13) “Company Permits” shall have the meaning ascribed to such term in Section 5.1(24).

(14) “Covered Persons” means those persons specified in Rule 506(d)(1) under the U.S. Securities Act, including the Company; any predecessor or affiliate of the Company; any director or executive officer of the Company; any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Debenture; and any Solicitor, any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

(15) “CSE” means the Canadian Securities Exchange.

(16) “Debenture” shall have the meaning ascribed to such term in the preamble hereto.

(17) “Debenture Certificate” shall have the meaning ascribed to such term in Section 4.2(2).

(18) “Debentures” shall have the meaning ascribed to such term in Section 3.2(1).

(19) ”Disqualification Events” means the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the U.S. Securities Act.

(20) “DTC” means the Depository Trust Company.

(21) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor thereto.

(22) “Event of Default” shall have the meaning ascribed to such term in Section 6.1.

(23) “FG Agency” shall have the meaning ascribed to such term in Section 3.2(1).

(24) “Financial Statements” shall have the meaning ascribed to such term in Section 5.1(10).

(25) “Intellectual Property” shall have the meaning ascribed to such term in Section 5.1(23).

(26) “Inter-Creditor Agreement” shall have the meaning ascribed to such term in Section 3.2(4).

(27) “Interim Financial Statements” shall have the meaning ascribed to such term in Section 5.1(10).

(28) “Legal Counsel Opinion” shall have the meaning ascribed to such term in Section 5.1(43).

(29) “Loan Agreement” shall have the meaning ascribed to such term in Section 3.2(1).

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(30) “Material Adverse Effect” shall have the meaning ascribed to such term in Section 5.1(3).

(31) “Maximum Rate” shall have the meaning ascribed to such term in Section 5.1(36).

(32) “NI 45-102” means National Instrument 45-102 Resale of Securities of the Canadian Securities Administrators promulgated under the securities legislation of each of the provinces and territories of Canada.

(33) “Offering” shall have the meaning ascribed to such term in Section 3.2(1).

(34) “Parties” means the Company and the Purchaser.

(35) “person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, limited partnership, general partnership, sole proprietorship, syndicate, joint venture, trustee, trust, joint stock company, bank, syndicate, trust company, federal, provincial, territorial, municipal or other governmental authority, department, board or agency having or claiming jurisdiction, unincorporated organization or association, and pronouns have a similar extended meaning.

(36) “Principal Markets” shall have the meaning ascribed to such term in Section 5.1(28).

(37) “Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(38) “Public Information Failure” shall have the meaning ascribed to such term in Section 5.1(41).

(39) “Public Information Failure Payments” shall have the meaning ascribed to such term in Section 5.1(41).

(40) “Public Record” means all information (a) filed by or on behalf of the Company with the Canadian securities regulators and accessible at the Company’s profile as filed on SEDAR (www.sedar.com) since August 1, 2020 and (b) with the SEC and accessible at the Company’s profile as filed on EDGAR (www.edgar.gov) since August 1, 2020 in compliance, or intended compliance, with the obligations imposed on the Company under the Exchange Act.

(41) “Purchase Price” shall have the meaning ascribed to such term in Section 3.1.

(42) “Purchaser” means the purchaser of the Debenture as set out on the face page of this Agreement and includes, as applicable, such beneficial person(s) on whose behalf the Purchaser is contracting hereunder.

(43) “Registrable Securities” means, as of any date of determination, (a) all of the Conversion Shares then issued and issuable upon conversion in full of the Debenture (b) all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) any additional Common Stock issued and issuable in connection with any anti-dilution provisions in the Warrants (in each case, without giving effect to any limitations on exercise set forth in the Warrants), and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the U.S. Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been sold in accordance with Rule 144 under the U.S. Securities Act and the Company has delivered certificates or other instruments representing such securities that no longer bear a legend and/or for which the Company’s transfer agent has not instituted a stop order restricting further transfer, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 under the U.S. Securities Act as set forth in a written opinion letter of legal counsel recognized standing to such effect, addressed, delivered and reasonably acceptable to the Company’s transfer agent and the affected Holders (assuming that such securities and any securities issuable upon exercise or conversion of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

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(44) “Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 3.4 which shall be in Form S-1 under the U.S. Securities Act (or such other form as may then be available to the Company) including the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

(45) “Regulation D” means Regulation D promulgated under the U.S. Securities Act.

(46) “Regulation S” means Regulation S promulgated under the U.S. Securities Act.

(47) “Schedules” means the schedules attached hereto and forming an integral part hereof.

(48) “SEC” shall have the meaning ascribed to such term in the preamble hereto.

(49) “SEC Documents” shall have the meaning ascribed to such term in Section 5.1(9).

(50) “Securities” means the Debenture and the Warrants, as well as the Conversion Shares and Warrant Shares.

(51) “Securities Laws” means the federal securities laws and regulations of the Unites States, the securities laws of any state of the United States, the securities laws, regulations, rules, rulings and orders in each of the provinces and territories of Canada, and the applicable policy statements issued by the securities regulators in each of the provinces and territories of Canada, having application over this Offering and the Company including those laws in the jurisdiction in which the Purchaser is ordinarily resident.

(52) ”Solicitor” means any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities.

(53) “Subsidiaries” means and direct and indirect subsidiaries of the Company set forth in Schedule “B”.

(54) “Transaction Documents” means, collectively, this Agreement, the Debenture Certificate, the Warrant Certificate, and the RRA.

(55) ”United States” or “U.S.” means, as the context requires, the United States of America, its territories and possessions, any state of the United States, and/or the District of Columbia.

(56) “U.S. Person” means a “U.S. person” as defined in Rule 902(k) of Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act., unless it is organized, or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D) who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person).

(57) “U.S. Securities Act” shall have the meaning ascribed to such term in the preamble hereto.

(58) “Warrants” shall have the meaning ascribed to such term in the preamble hereto.

(59) ”Warrant Share” or “Warrant Shares” means the Common Stock to be issued on the due exercise of the Warrants.

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1.2 Gender and Number. Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and the neutral gender.

1.3 Currency. Unless otherwise specified, all dollar amounts in this Agreement, including the symbol “$”, are expressed in United States dollars.

1.4 Subdivisions and Headings. The division of this Agreement into articles, sections, Schedules and other subdivisions, and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The headings in this Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an article, section, subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or Schedule of this Agreement.

ARTICLE 2

EXHIBITS AND SCHEDULES

2.1 Description of Exhibits and Schedules. The following are the Schedules attached to and incorporated in this Agreement by reference and deemed to be an integral part hereof:

Exhibit A	-	Debenture

Exhibit B	-	Warrants

Exhibit C	-	RRA

Schedule “A”	-	Particulars of Purchaser

Schedule “B”	-	List of Subsidiaries

Schedule “C”	-	U.S. Accredited Investor Certificate

ARTICLE 3

PURCHASE AND SALE OF DEBENTURES

3.1 Agreement to Sell and Purchase. Subject to the terms and conditions hereof, the Purchaser agrees to purchase from the Company, on the Closing Date, the Debenture in the principal amount US$2,750,000, and the Company agrees to issue and sell such Debenture to Purchaser, for an aggregate purchase price (the “Purchase Price”) equal to 100% of the principal amount of the Debenture.

3.2 Description of the Debenture

(1) The Debenture forms part of an offering (the “Offering”) by the Company of unsecured convertible debentures (together with the Debenture, the “Debentures”) with identical terms (other than as to their respective principal amounts, which in each case is subject to a $50,000 minimum), in the minimum aggregate principal amount of $3,000,000 and the maximum aggregate principal amount of $3,500,000. The maximum aggregate principal amount of all Debentures sold in the Offering may be upsized to $4,000,000, subject to the prior written approval of FG Agency Lending LLC (“FG Agency”) in accordance with that certain loan agreement entered into among the Company, its subsidiaries, FG Agency, and Bomind Holdings LLC dated July 19, 2021, as amended on November 30, 2021 and June 14, 2022 (the “Loan Agreement”).

(2) The Debenture will have a term of five (5) years and shall bear interest at a rate of eight percent (8.0%) per annum. Interest shall accrue monthly, compound annually, and shall be payable on the maturity date of the Debenture. The outstanding principal amount and/or any accrued interest will be convertible at the election of the Holder, at any time, in any amount up to the aggregate principal and interest accrued under the Debenture, and from time to time, into Conversion Shares at the conversion price of $0.10 per share of Common Stock (the “Conversion Price”).

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(3) The attributes and certain terms of the Debenture are described herein; however, reference should be made to the certificate representing the Debenture for the definitive terms thereof, including those relating to anti-dilution and other customary provisions.

(4) The indebtedness evidenced by the Debentures will be unsecured and will be subordinated in right of payment to the prior payment in full of all indebtedness under the Loan Agreement (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and the issuance of the Debentures will be conditioned on the holders thereof being made party to an inter-creditor agreement (the “Inter-Creditor Agreement”) in the form to be provided by FG Agency.

3.3 Warrant Coverage

(1) On the Closing Date, the Company shall issue to the Purchaser, and the Purchaser shall receive from the Company, the Warrants, where such number of Warrants shall equal (a) fifty percent (50%) of the Purchase Price divided by the Conversion Price.

(2) Each Warrant shall entitle the holder thereof to acquire one Warrant Share at an exercise price equal to the Conversion Price until 4:00 p.m. (New York time) on the date that is four (4) years from the Closing Date.

(3) The attributes and certain terms of the Warrants are described herein; however, reference should be made to the certificate representing the Warrants for the definitive terms thereof.

3.4 Registration Rights

(1) The Company and the Purchaser shall enter into the RRA concurrent with this Agreement.

(2) To the extent permitted by law, the Company shall indemnify the Purchaser and each person controlling the Purchaser within the meaning of Section 15 of the U.S. Securities Act or Section 20 of the Exchange Act, against all claims, losses, damages, and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, any Prospectus, any amendment or supplement relating to the Registration Statement, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or based on any violation by the Company of any rule or regulation of the SEC applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and will reimburse the Purchaser and each person controlling the Purchaser for legal and out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company will not be liable in any such case if and to the extent, but only to the extent, that any such claims, losses, damages, and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened, arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Purchaser or any such persons controlling the Purchaser in writing specifically for use in the Registration Statement or the related prospectus.

(3) With a view to making available to the Purchaser the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Purchaser owns Registrable Securities, the Company will use its best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the U.S. Securities Act; and (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

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ARTICLE 4

CLOSING

4.1 Closing. Delivery and sale of the Securities and payment of the Purchase Price will be completed (the “Closing”) on the date that the Transaction documents are fully executed by the Company and the Purchaser (the “Closing Date”), or on such other date and at such other place as shall be mutually agreeable to the Company and the Purchaser.

4.2 Deliverables.

(1) On or before the Closing Date, the Purchaser shall:

(a) deliver to the Company a certified check or bank draft payable to the Company, or as the Company may direct, in payment of the Purchase Price, or

(b) have paid the Purchase Price by wire transfer of immediately available funds;

(c) have caused each of its equity owners to have completed and delivered a U.S. Accredited Investor Certificate as contemplated by Section 5.2(1); and

(d) execute and deliver to the Company the RRA.

(2) On the Closing Date, the Company shall execute and deliver to the Purchaser:

(a) the certificate representing the Debenture (the “Debenture Certificate”);

(b) the certificate representing the Warrants (the “Warrant Certificate”), reflecting, in each case, the name of the Purchaser; and

(c) execute and deliver to the Purchaser the RRA.

4.3 Conditions of Closing. The obligations of the Parties to Closing hereunder shall be subject to the following conditions:

(1) Receipt of approval or non-objection of the CSE to the issuance of the Securities;

(2) The Company shall have entered into a corporate strategy and capital allocation plan approved by Purchaser, and such approval shall not be unreasonably withheld or delayed.

(3) The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date;

(4) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date;

(5) The Purchaser and FG Agency shall have executed and delivered the Inter-Creditor Agreement; and

(6) No Event of Default under the Debenture would arise immediately after giving effect to or as a result of the Closing.

ARTICLE 5

REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1 Representations, Warranties and Covenants of the Company. By executing this Agreement, the Company represents and warrants to and covenants with the Purchaser as follows, and acknowledges that the Purchaser (on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder) is relying thereon, both at the date hereof and at the Closing:

(1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to: (i) execute and deliver the Transaction Documents, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, (ii) own, operate or lease the properties and assets now owned, operated or leased by it and its Subsidiaries, and (iii) to carry on its business as it has been and is currently conducted.

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(2) The information set forth in Schedule “B” is true and correct and each of the Subsidiaries as set forth in Schedule “B” is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and: (i) has full power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and (ii) validly possess in good standing any licenses, registrations, certificates, permits and any other similar documentation necessary to carry on its business as it has been and is currently conducted.

(3) The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of the Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) and (iii), a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such corporate power and authority or qualification.

(4) All corporate action required to be taken by the Board in order to authorize the Company to enter into the Transaction Documents has been taken. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Documents, the performance of all obligations of the Company under the Transaction Documents to be performed as of the Closing Date, the reservation of the number of Conversion Shares, and the reservation of the number of Warrant Shares.

(5) The Transaction Documents, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(6) As of December 14, 2022, the authorized capital stock of the Company consists of 900,000,000 authorized shares of Common Stock, of which 129,970,307 shares were issued and outstanding. All of such outstanding shares of capital stock of the Company, the Conversion Shares, and the Warrant Shares, are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, other than as publicly announced prior to such date and reflected in the SEC filings of the Company (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the U.S. Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities. The Company’s articles of incorporation, as amended, as in effect on the date hereof, the Company’s bylaws, as amended, as in effect on the date hereof, and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto have been filed on EDGAR and are true and correct copies thereof.

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(7) The execution and delivery of, and the performance of the terms of, the Transaction Documents by the Company, including the issuance of the Debenture and Warrants and, in the event the Debenture is converted in accordance with its terms, the issuance of the Conversion Shares, and, in the event the Warrants are exercised in accordance with their terms, the issuance of the Warrant Shares, do not and will not constitute a breach or violation of, or be in conflict with, or constitute a default under the constating documents of the Company or any law, regulation, order or ruling applicable to the Company or any agreement, contract or indenture to which the Company is a party or by which it is bound.

(8) Subject to the terms of the Loan Agreement and the Inter-Creditor Agreement, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the articles of incorporation or bylaws of the Company, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, debenture, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract to which the Company is a party or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its articles of incorporation, bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the U.S. Securities Act, the Exchange Act, any applicable state securities laws, any applicable Securities laws, or the policies of the Canadian Securities Exchange, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization, stock market, or any other third party in order for it to execute, deliver or perform any of its obligations under the Transaction Documents in accordance with the terms hereof or thereof or to issue and sell both the Debenture and the Warrants in accordance with the terms thereof and, upon conversion of the Debenture or Warrants, issue Conversion Shares or Warrant Shares, respectively. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(9) Except as disclosed to the Purchaser, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to (a) make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). The Company is subject to the reporting requirements of the Exchange Act. The Company is a former “shell company” as described in Rule 144(i)(1)(i).

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(10) Complete copies of the Company’s audited consolidated financial statements consisting of the consolidated balance sheets of the Company as of July 31, 2021 and 2020, and the related consolidated statements of operation, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows for the years then ended, and the notes thereto (the “Audited Financial Statements”), are contained in the Company’s annual report on Form 10-K under the Exchange Act, as filed with the SEC on November 19, 2021. Complete copies of the Company’s unaudited condensed consolidated interim financial statements consisting of the condensed consolidated interim balance sheets as of April 30, 2022 and the related condensed consolidated interim statements of operation, condensed consolidated interim statements of changes in stockholders’ equity and condensed consolidated interim statements of cash flows for the nine months ended April 30, 2022 and April 30, 2021, and the notes thereto (the “Interim Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Financial Statements, the Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise, except (i) those which are adequately reflected or reserved against in the Audited Financial Statements, and (ii) those which have been incurred in the ordinary course of business consistent with past practice since April 30, 2022. The Financial Statements have been prepared in conformity with applicable accounting requirements applied on a consistent basis throughout the periods involved and comply with all published rules and regulations of the SEC with respect thereto. The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition and operating results of the Company as of the respective dates, and for the periods indicated therein, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Audited Financial Statements). There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(11) Since April 30, 2022, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or Exchange Act reporting status of the Company or any of its Subsidiaries. No default has occurred and is continuing and no default has occurred and is continuing under or with respect to any material contractual obligations of the Company or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

(12) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Board, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(13) The Company (after giving effect to the transactions contemplated by the Transaction Documents) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by the Transaction Documents, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

(14) There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The SEC Documents contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

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(15) Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

(16) Except as disclosed to the Purchaser, the Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. Except as disclosed to the Purchaser, none of the Company’s directors, officers or employees, or any members of their immediate families, or any affiliate of the foregoing are, directly or indirectly, indebted to the Company or have any (i) material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Company’s customers, suppliers, service providers, joint venture partners, licensees and competitors, (ii) direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that directors, officers, employees or stockholders of the Company may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies that may compete with the Company; or (iii) financial interest in any contract with the Company.

(17) The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

(18) Except as disclosed to the Purchaser and except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options described in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(19) The Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(20) All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Purchaser in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the U.S. Securities Act).

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(21) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the U.S. Securities Act of the issuance of the Securities to the Purchaser. The issuance of the Securities to the Purchaser will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

(22) The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(23) The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(24) The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since April 30, 2022, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(25) There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business. There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

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(26) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Loan Agreement and the Inter-Creditor Agreement, or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

(27) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Purchaser true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

(28) The Company is a reporting issuer or the equivalent under applicable Securities Laws of the Provinces British Columbia and Ontario. The Company’s Common Stock is registered as a class pursuant to section 12(g) of the Exchange Act. The Company’s Common Stock is listed and posted for trading on the CSE under the trading symbol “BAMM”, and is quoted on the OTCQB Venture Market (with the CSE, the “Principal Markets”) under the symbol “BMMJ”. The Company is not in violation of the listing requirements of the Principal Markets and does not reasonably anticipate that the Common Stock will be delisted by the Principal Markets in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company (i) is in compliance with all applicable Securities Laws in all material respects, and (ii) has complied, or will comply, with all applicable Securities Laws and applicable corporate laws in connection with the Debenture, the conversion of the Debenture into Conversion Shares, the Warrants and the exercise of the Warrants for Warrant Shares.

(29) The Company is not, and upon the issuance and sale of the Securities as contemplated by the Transaction Documents will not be, and will not be controlled by, an “investment company” required to be registered under the Investment Company Act of 1940, as amended.

(30) Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(31) The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(32) Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(33) The Company has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person is subject to any of the Disqualification Events. To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the U.S. Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the U.S. Securities Act. Acknowledgements of the Company

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(34) The Company agrees to file a Form D with respect to the Securities as required under Regulation D. The Company intends to rely upon the exemption from the registration requirements under the U.S. Securities Act provided by Rule 506(b) of Regulation D with respect to the offer, sale and issuance of the Securities to the Purchaser and to file, if required, any applicable state notice and filing fees pursuant to applicable state securities or “blue sky” laws.

(35) The Company shall use the proceeds for business development, and not for the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates or in violation or contravention of any applicable law, rule or regulation.

(36) To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under this Agreement, the Debenture and any document, agreement or instrument contemplated thereby. Notwithstanding any provision to the contrary contained in the Transaction Documents, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments which under applicable law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under applicable law in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

(37) Commencing as of the date first above written, and until the earlier of payment of the Debenture in full or full conversion of the Debenture, the Company shall not, directly or indirectly, without the Purchaser’s prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business; or (c) solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any Variable Rate Transaction, whether a transaction similar to the one contemplated hereby or any other investment.

(38) The Company will use commercially reasonable efforts, so long as the Purchaser beneficially owns any of the Securities, to maintain the listing and trading of its Common Stock on the Principal Markets or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (and such exchanges, as applicable). The Company shall promptly provide to the Purchaser copies of any notices it receives from the Principal Markets and any other exchanges or electronic quotation systems on which the Common Stock is then traded regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

(39) The Company will, so long as the Purchaser beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading or quotation on the Principal Markets, the Toronto Stock Exchange, the TSX Venture Exchange, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American.

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(40) The Company has not and shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the U.S. Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(41) For so long as the Purchaser beneficially owns the Securities, the Company shall comply with the reporting requirements of the Exchange Act; and the Company shall continue to be subject to the reporting requirements of the Exchange Act. During the period that the Purchaser beneficially owns the Securities, if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) since the Company has been an issuer described in Rule 144(i)(1)(i) the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to the Purchaser by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available pursuant to this Agreement, the Debenture, or at law or in equity), the Company shall pay to the Purchaser an amount in shares of Common Stock of the Company based on the ten (10) trading day VWAP from prior to the date of the Public Information Failure equal to two percent (2%) of the Purchase Price if the Public Information Failure continues for 30 days, which Public Information Failure payment will be made on the thirtieth (30th) day, if such Public Information Failure has not been cured prior to such thirtieth (30th) day, and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured.

(42) Within four (4) business days following the date this Agreement has been fully executed, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Purchaser shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Purchaser or any of its affiliates, on the other hand, shall terminate.

(43) Upon the request of the Purchaser from to time to time, the Company shall be responsible (at its cost) for promptly supplying to the Company’s transfer agent and the Purchaser a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Conversion Shares by the Purchaser or its affiliates, successors and assigns is exempt from the registration requirements of the U.S. Securities Act pursuant to Rule 144 (provided the requirements of Rule 144, as interpreted by Staff at the SEC, are satisfied and provided the Conversion Shares are not then registered under the U.S. Securities Act for resale pursuant to an effective registration statement). Should the Company’s legal counsel fail for any reason to issue the Legal Counsel Opinion, other than non-satisfaction of the conditions set forth in Rule 144(i)(2) of the U.S. Securities Act at the time of the proposed resale transaction, the Purchaser may (at the Company’s cost) secure another legal counsel to issue the Legal Counsel Opinion, and the Company will instruct its transfer agent to accept such opinion.

5.2 Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents and warrants to and covenants with the Company as follows, and acknowledges that the Company and its counsel are relying thereon, both at the date hereof and at the Closing Time:

(1) The Purchaser is a newly formed entity, created specifically for the purpose of acquiring the Securities. The Purchaser understands and acknowledges that, under Rule 501(a)(8) of Regulation D under the U.S. Securities Act, as interpreted by Staff at the SEC, it is permissible to look through various forms of equity ownership to natural persons in determining that the Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D. As such, the Purchaser represents and warrants that the Purchaser has caused each such natural person to complete, execute and deliver a U.S. Accredited Investor Certificate in the form annexed to this Agreement as Schedule “C”, and that the Purchaser has determined that it therefore qualifies as an “accredited investor”.

(2) The Purchaser and any beneficial purchaser for whom it is acting has knowledge in financial and business affairs, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of such investment even if the entire investment is lost.

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(3) The Purchaser is domiciled in the jurisdiction set out on the face page of this Agreement.

(4) The Purchaser has properly completed, executed and delivered within applicable time periods to the Company the applicable certificate(s) and/or form(s) (dated as of the date hereof) set forth in the Schedules and the information contained therein is true and correct.

(5) The information, representations, warranties and covenants contained in the applicable Schedules will be true and correct both as of the date of execution of this Agreement and as of the Closing Date, if such dates are not the same date.

(6) The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the subscription for the Securities and the completion of the transactions described herein by the Purchaser will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the organizational documents, limited liability company operating agreement or resolution of the Purchaser, the Securities Laws or any other law applicable to the Purchaser, any agreement to which the Purchaser is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Purchaser.

(7) The Purchaser is acquiring the Securities for investment purposes as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws).

(8) This Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Purchaser. This Agreement is enforceable in accordance with its terms against the Purchaser.

(9) If the Purchaser is:

(a)

a corporation, it is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement, to subscribe for the Securities as contemplated herein and to carry out and perform its obligations under the terms of this Agreement; or

(b)

a partnership, syndicate or other form of unincorporated organization, it has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof.

(10) There is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for Securities, the Purchaser covenants to indemnify and hold harmless the Company and its counsel with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(11) If required by applicable Securities Laws or policies of the CSE, the Purchaser will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Securities and underlying securities as may be required by any securities commission, stock exchange or other regulatory authority.

(12) The Purchaser has not received or been provided with a prospectus or offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Purchaser’s decision to subscribe for the Securities was not based upon, and the Purchaser has not relied upon, any verbal or written representations as to facts made by or on behalf of the Company. The Purchaser’s decision to subscribe for the Securities was based solely upon the Transaction Documents (and corresponding ancillary documents) and the Public Record.

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(13) None of the funds the Purchaser is using to purchase the Securities represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (the “USA PATRIOT Act”), and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement and its subscription hereunder, on a confidential basis, pursuant to the PCMLTFA and USA PATRIOT Act. To the best of its knowledge (i) none of the subscription funds to be provided by the Purchaser (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to it, and (ii) it shall promptly notify the Corporation if the Purchaser discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

(14) The Purchaser has had an opportunity to seek the advice of independent counsel or such other advisors as the Purchaser requires in order to evaluate the investment in the Company and to fully understand the rights of holders of the Securities and the underlying securities.

(15) The Purchaser has not purchased the Securities as a result of any form of general solicitation or general advertising (as those terms are understood pursuant to the provisions of Rule 502 of Regulation D), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

5.3 Governance Covenants

(1) Following the Closing, and until the later of (a) the repayment or conversion of the principal amount of the Debenture, and (b) the Purchaser (or any of its affiliates) ceasing to own at least 10% of the issued and outstanding Common Stock on an as-converted-basis in the aggregate, the Purchaser shall be entitled to nominate one (1) director to the Board and one (1) Board observer, provided that the director nominee must meet the requirements of applicable corporate, securities and other applicable laws, and the policies of the CSE.

(2) If permitted by applicable law and CSE policies, the Company shall appoint such director to the Board as soon as practicable following Closing. In respect of any meeting of stockholders at which directors are to be elected, the Company shall take all actions necessary and advisable to ensure that (a) proxies are solicited by or on behalf of the Company in favour of the election of the Purchaser’s nominee, and (b) each such nominee is endorsed and recommended in the applicable management information circular and other proxy solicitation materials provided by or on behalf of the Company to stockholders. The Company shall take all other commercially reasonable actions necessary to permit the election or appointment to the Board of such nominee.

5.4 Acknowledgements of the Company. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any statement made by the Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser’s purchase of the Securities.

5.5 Acknowledgements of the Purchaser. The Purchaser, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges and agrees as follows:

(1) The Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any U.S. state.

(2) The offer and sale of the Securities contemplated hereby is being made in reliance on an exemption from such registration requirements contained in section 4(a)(2) of the U.S. Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

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(3) The Debenture and Warrants, any Conversion Shares issuable upon conversion of the Debenture, and any Warrant Shares issued upon exercise of the Warrants, and will be issued to the Purchaser as “restricted securities” (as defined in Rule 144(a)(3) under the U.S. Securities Act) and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable U.S. state securities laws, or in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder. The Company shall be responsible for the fees of its transfer agent and all fees associated with any such issuance. In the event that the Company does not accept the opinion of counsel provided by the Purchaser with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 (except for non-satisfaction of the conditions set forth in Rule 144(i)(2) of the U.S. Securities Act at the time of the proposed resale transaction), Rule 144A or Regulation S, it will be considered an Event of Default.

(4) There may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any the Securities and underlying securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities.

(5) The Purchaser consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

(6) No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Securities or underlying securities.

(7) The Securities and underlying securities have not been recommended by the SEC, or by any U.S. state or Canadian provincial securities commission or regulatory authority.

(8) The Purchaser is not purchasing the Securities and underlying securities with a view to any resale, distribution or other disposition of such securities in violation of United States federal or State securities laws. The Securities and underlying securities shall be subject to additional statutory resale restrictions under applicable Securities Laws, and the Purchaser covenants that it will not resell the Securities and underlying securities except in compliance with such laws. The Purchaser acknowledges that it is solely responsible for compliance with any applicable Securities Laws governing the resale of the Securities and underlying securities.

(9) The certificates or other instruments representing the Debenture and Warrants will bear, as of the Closing Date, a legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 20, 2023.”

(10) In addition to the legend contemplated in Section 5.5(9), the Securities shall be issued as “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act, and the certificates or other instruments representing the Securities, as well as all certificates or other instruments issued in exchange therefor or in substitution thereof, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear the following legend:

”THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for Debentures add: AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF] [for Warrants add: AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. [For Conversion Shares and Warrant Shares add: THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.]”

provided, that if any Securities are being sold otherwise than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws.

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(11) The certificates or other instruments representing the Warrants, as well as all certificates or other instruments issued in exchange therefor or in substitution thereof, will also bear the following legend:

“THESE WARRANTS AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THESE WARRANTS AND THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(12) In the event the holder of the Debenture converts the Debenture prior to the expiry of the hold periods applicable to the Debenture under NI 45-102, the Conversion Shares will bear a legend substantially in the form contemplated in Section 5.5(9).

(13) In the event the holder of the Warrants exercises the Warrants prior to the expiry of the hold periods applicable to the Warrants under NI 45-102, the Warrant Shares will bear the legends substantially in the form contemplated in Section 5.5(9).

(14) Notwithstanding anything to the contrary herein, the Debenture shall not be converted and the Warrants shall not be exercised if such conversion/exercise shall cause the Purchaser, either alone or together with a combination of persons, to become a new Related Person (as such term is defined by the CSE), unless a CSE Form 3 - Personal Information Form is filed by the Purchaser with the CSE together with any additional documentation as may be required by the CSE; and (ii) the CSE has received satisfactory background search results.

(15) The Purchaser has been advised to consult its own legal advisors with respect to trading in the Securities and underlying securities and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Purchaser resides and other applicable securities laws.

(16) Rule 905 of Regulation S provides in substance that any “restricted securities” that are equity securities of a Domestic Issuer, as such term is defined in Regulation S, will continue to be deemed to be restricted securities notwithstanding that they were acquired in a resale transaction pursuant to Rule 901 or 904 of Regulation S, and, as interpreted by Staff at the SEC, Rule 905 applies to equity securities that, at the time of issuance were those of a Domestic Issuer, as such term is defined in Regulation S. By operation of Rule 905 of Regulation S, any Conversion Shares or Warrant Shares that are resold outside the United States by the Purchaser in compliance with the requirements of Rule 901 or Rule 904 of Regulation S will continue to be “restricted securities” and will continue to be subject to the requirement that they be represented by a physical certificate imprinted with a U.S. restrictive legend.

(17) The Company is relying on an exemption from the requirement to provide the Purchaser with a prospectus under the Securities Laws and, as a consequence of acquiring Common Stock pursuant to such exemption, certain protections, rights and remedies relating to a prospectus offering of securities that are provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser.

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(18) The Company is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Purchaser’s eligibility to subscribe for the Securities under applicable Securities Laws and the Purchaser agrees to indemnify the Company and its directors and officers, employees and agents against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth in such applicable Schedules which takes place prior to the Closing Time.

(19) There is no government or other insurance covering the Securities or underlying securities.

(20) There are significant risks associated with the purchase of the Securities and the Purchaser may lose his, her or its entire investment.

(21) The Purchaser has had an opportunity to seek the advice of independent counsel or such other advisors as the Purchaser requires in order to evaluate the investment in the Company and to fully understand the rights of the Purchaser.

(22) The Company may complete additional financings in the future in order to develop the business of the Company and to fund its ongoing development; that there is no assurance that such financings will be available and, if available, on reasonable terms; any such future financings may have a dilutive effect on current securityholders, including the Purchaser; and that if such future financings are not available, the Company may be unable to fund its ongoing development.

(23) The Securities and underlying securities are highly speculative in nature and that there are significant risks associated with the purchase of the Securities, including without limitation, the risk factors included in the Company’s most annual report on Form 10-K and its most recent quarterly report on Form 10-Q, each as filed with the SEC and available on EDGAR, which periodic reports have also been filed with Canadian Securities Administrators as alternative forms of Management’s Discussion and Analysis and are available on SEDAR, and the Purchaser has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of its investment in the Securities, fully understands the speculative nature of the Securities and underlying securities and is able to bear the economic risk of loss of its entire investment. All costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel or other advisors retained by the Purchaser) relating to the purchase of the Securities shall be borne by the Purchaser.

(24) Pursuant to instructions from the Purchaser, the Company is authorized to correct any minor errors in or complete any minor information missing from the Schedules attached hereto.

(25) Notwithstanding Closing pursuant to Section 4.1, the Offering and issuance of the Securities to the Purchaser is ultimately subject to compliance with the CSE policies and the approval or non-objection of the CSE to the issuance of the Securities.

5.6 Reliance on Representations, Warranties, Covenants and Acknowledgements. The Purchaser acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Purchaser in this Agreement are made with the intention that they may be relied upon by the Company in determining the Purchaser’s eligibility to purchase the Securities under the Securities Laws. The Purchaser further agrees that by accepting the Securities and underlying securities, the Purchaser shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Purchaser at the Closing Time and that they shall survive the purchase by the Purchaser of the Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of any of the Securities or underlying securities. The Purchaser hereby indemnifies the Company and its counsel in respect to all costs or losses they may suffer as a result of any of the representations, warranties, covenants and acknowledgments of the Purchaser contained herein being not true.

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ARTICLE 6

EVENTS OF DEFAULT

6.1 Events of Default. Any of the following shall constitute an Event of Default (each an “Event of Default”):

(1) if the Company makes default in payment of the Principal Amount or Interest Amount (as such terms are defined in the Debenture) on the Debenture when the same becomes due and payable under the Debenture, and such default is not waived, cured or remedied within five (5) days of the Company receiving written notification of such an event by the Purchaser;

(2) if the Company defaults in the observation or performance of any covenant, condition, representation, warranty or obligation contained in the Transaction Documents and such default results in a Material Adverse Effect and is not waived, cured or remedied within thirty (30) days of the Company receiving written notification of such an event by the Purchaser;

(3) the declaration of an event of default by any lender or other extender of credit to the Company under any notes, loans, agreements or other instruments of the Company (including those filed as exhibits to or described in the Company’s filings with the SEC), after the passage of all applicable notice and cure or grace periods, and such default results in a Material Adverse Effect;

(4) if any of the representations and warranties of the Company in this Agreement are not true and correct on and as of the date of issuance of the Debenture or the Warrants, and such default results in a Material Adverse Effect and is not waived, cured or remedied within ten (10) days of the Company receiving written notification of such an event by the Purchaser;

(5) if any material change occurs in the financial condition or prospects of the Company which impairs to a material extent the ability of the Company to satisfy the obligations under this Debenture, compromises the remedies of the Purchaser, or may otherwise have a material adverse effect on the business, operations or assets of the Company;

(6) if at any time after the date hereof, the Company shall become subject to revocation of its registration under the Exchange Act pursuant to Section 12(j) thereof and/or the Company shall otherwise cease to be subject to the reporting requirements of the Exchange Act;

(7) the restatement of any financial statements filed by the Company with the SEC for any date or period from two years prior to the issuance date of this Debenture and until this Debenture is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Purchaser, including under the Transaction Documents;

(8) the Company shall be delisted from the CSE without a concurrent listing of the Company’s Common Stock on the Toronto Stock Exchange, the TSX Venture Exchange, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American;

(9) any attempt by the Company or its officers, directors, and/or affiliates to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Company or its officers, directors, and/or affiliates of, material non-public information concerning the Company, to the Purchaser or its successors and assigns, which is not immediately cured by the Company’s filing of a Form 8-K pursuant to Regulation FD on that same date;

(10) if, at any time on or after the date which is six (6) months after the date hereof, the Purchaser is unable to (i) obtain a standard “144 legal opinion letter” from an attorney reasonably acceptable to the Purchaser, the Purchaser’s brokerage firm (and respective clearing firm), and the Company’s transfer agent in order to facilitate the Purchaser’s conversion of any portion of the Debenture into free trading shares of the Company’s Common Stock pursuant to Rule 144 (except for non-satisfaction of the conditions set forth in Rule 144(i)(2) of the U.S. Securities Act at the time of the proposed resale transaction), and/or (ii) thereupon deposit such shares into the Purchaser’s brokerage account in connection with a sale, which inability to deposit is the result of an action or inaction by the Company;

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(11) if a decree or order of a court having jurisdiction in the premises is entered adjudging the Company a bankrupt or insolvent under the applicable laws of the State of Nevada or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of the Company or appointing a receiver of, or of any substantial part of, the property of the Company or ordering the winding-up or liquidation of its or their affairs, or

(12) if a resolution is passed for the winding-up or liquidation of the Company or if proceedings are instituted against the Company under the applicable laws or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver of, or of any substantial part of, the property of the Company or if the Company makes a general assignment for the benefit of creditors, or admits in writing its or their inability to pay its or their debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes.

ARTICLE 7

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Survival of Representations, Warranties and Covenants of the Company. The representations, warranties and covenants of the Company contained in this Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Purchaser with respect thereto, shall continue in full force and effect for the benefit of the Purchaser.

7.2 Survival of Representations, Warranties and Covenants of the Purchaser. The representations, warranties and covenants of the Purchaser contained in this Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company with respect thereto, shall continue in full force and effect for the benefit of the Company.

ARTICLE 8

EXPENSES

8.1 Expenses. The Company agrees to reimburse the Purchaser for all expenses related in relation to the offering of the Securities contemplated hereby, including legal costs associated with preparing the Transaction Documents. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Agreement and the transactions herein contemplated of the Company shall be paid and borne by the Company, except as otherwise agreed in writing and as disclosed herein.

ARTICLE 9

COLLECTION OF PERSONAL INFORMATION

9.1 Collection of and Consent to Use Personal Information

The Purchaser hereby consents to the collection, use and disclosure by the Company and any other of its authorized representatives of the Purchaser’s personal information set forth herein (“Personal Information”) to enable the Company to fulfill its regulatory and reporting requirements and recognizes that this disclosure may result in the disclosure of some or all of the Personal Information becoming public information and, without limiting the foregoing, consents to the disclosure of such Personal Information to the Company and any of its other authorized representatives; securities commissions and/or other regulatory agencies in any jurisdiction in which the rules and requirements of such body may require such reporting; stock exchanges; publication on the SEDAR website; or as may be required or permitted by law.

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In order to permit the Company to comply with the requirements of the Personal Information Protection and Electronic Documents Act (Canada), the Purchaser expressly consents to the disclosure by the Company in any submission or filing that the Company may be required to make with any applicable regulatory authority or stock exchange of any Personal Information.

The Purchaser hereby acknowledges and agrees that he/she/it (i) has been notified by the Company of the delivery to the securities regulatory authority or regulator of the Personal Information, that the Personal Information is being collected by the securities regulatory authority or regulator under the authority granted in securities legislation, and that the Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the local jurisdiction, and (ii) has authorized the indirect collection of the Personal Information by the securities regulatory authority or regulator.

The Personal Information will not be placed on the public file of any securities regulatory authority or regulator. However, freedom of information legislation may require the securities regulatory authority or regulator to make this information available if requested.

If the Purchaser has any questions about the collection and use of the Personal Information and/or the security regulatory authority’s or regulator’s indirect collection of the Personal Information, the Purchaser hereby acknowledges and agrees that he/she/it has been notified to contact the Inquiries Group, British Columbia Securities Commission, 701 West Georgia Street, P.O. Box 10142, Pacific Centre, Vancouver, BC, Canada V7Y 1L2, Telephone: 1-604-899-6854, Toll free in Canada: 1-800-373-6393, Email: privacy@bcsc.bc.ca.

ARTICLE 10

MISCELLANEOUS

10.1 Further Assurances; Payment Set Aside. Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein. To the extent that the Company makes a payment or payments to the Purchaser hereunder or pursuant to the Debenture, or the Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

10.2 Notices

(1) Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile or portable document format (PDF) tested prior to transmission to such party, as follows:

(a) in the case of the Company, to:

Body and Mind Inc.

750 -1095 West Pender Street

Vancouver, British Columbia

Canada V6E 2M6

Attention: Michael Mills, President and CEO

Email: mmills@bodyandmind.com

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And a copy to:

McMillan LLP

1500 – 1055 West Georgia Street

Vancouver, British Columbia

Canada V6E 4N7

Attention: Michael Shannon

Email: michael.shannon@mcmillan.ca

(b) in the case of the Purchaser, to:

[●]

[●]

[●]

Attention: [●]

Email: [●]

And a copy to:

Akerman LLP

500 West Street, Suite 1210

Austin, TX 78701

Attention: Marc Adesso

Email: marc.adesso@akerman.com

(2) Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by facsimile or portable document format (PDF), shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(3) Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

10.3 Time of the Essence; Remedies. Time shall be of the essence of this Agreement and every part hereof. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement or the Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement or the Debenture, that the Purchaser shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement or the Debenture and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

10.4 Applicable Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada and the federal laws of the United States applicable therein. Any and all disputes arising under this Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the state and federal courts of the State of located in Las Vegas, Nevada and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such jurisdiction.

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10.5 Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

10.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Agreement. Counterparts may be delivered either in original or by facsimile or electronic mail of a portable document format (PDF) form and the parties adopt any signature received by a receiving facsimile machine or electronic mail as original signatures of the parties.

10.7 Assignment. This Agreement may not be assigned by either party except with the prior written consent of the other party hereto.

10.8 Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns. No failure or delay on the part of the Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Purchaser existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by a duly authorized officer as of the date first written above.

BODY AND MIND INC.	[●]

[●]
Michael Mills

President and CEO	(Official Capacity or Title)
(Official Capacity or Title)

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EXHIBIT A

DEBENTURE

Refer to the materials attached hereto

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EXHIBIT B

WARRANTS

Refer to the materials attached hereto

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EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

Refer to the materials attached hereto

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SCHEDULE “A”

PARTICULARS OF PURCHASER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.

Security Holdings. Prior to giving effect to the securities being subscribed for under this Subscription Agreement, the Purchaser and all persons acting jointly and in concert with the Purchaser currently own, directly or indirectly, or exercise control or direction over (provide additional detail as applicable):

☐

_________________ shares of common stock of Body and Mind Inc. (the “Issuer”) and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Purchaser to acquire additional shares of common stock or other kinds of shares of the Issuer:

☐	No shares of the Issuer or securities convertible into shares of the Issuer.

2.	Insider Status. The Purchaser either:

☐	Is an “insider” of the Issuer by virtue of being:

(a)	a director or senior officer of the Issuer;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Issuer;

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Issuer carrying more than 10% of the voting rights attached to all the Issuer’s outstanding voting shares;

(d)	the Issuer itself if it holds any of its own securities; or

(e)	a person designated as an insider in an order made by the British Columbia Securities Commission under Securities Act (British Columbia).

☐	Is not an Insider of the Issuer.

3.	Related Entity.

☐	The subscriber is not a Related Entity of the Issuer. Related Entity means, in respect of a CSE Issuer:

(a)	a person

(i)	that is an affiliated entity of the Issuer;

(ii)	of which the Issuer is a control block holder;

(b)	a management company or a distribution company of a mutual fund that is a CSE Issuer; or

(c)	a management company or other company that operates a trust or partnership that is a CSE Issuer.

☐	The subscriber is a Related Entity of the Issuer.

4.	Related Person.

☐	The Purchaser is not a Related Person. Related Person means, in respect of a CSE Issuer:

(a)	a Related Entity of the Issuer;

(b)	a partner, director or officer of the Issuer or Related Entity;

(c)	a promoter of or person who performs Investor Relations Activities for the Issuer or Related Entity;

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(d)

any person that beneficially owns, either directly or indirectly, or exercises voting control or direction over at least 10% of the total voting rights attached to all voting securities of the Issuer or Related Entity; and

(e)	such other person as may be designated from time to time by CSE.

☐	The Purchaser is a Related Person.

5.	Registrant status. The Purchaser either:

☐	is a person registered or required to be registered under the Securities Act (British Columbia);

☐	is not a person registered or required to be registered under the Securities Act (British Columbia).

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SCHEDULE “B”

LIST OF SUBSIDIARIES

Name of Entity	Place of Incorporation/Formation	Ownership Interest
DEP Nevada Inc.(1)	Nevada, USA	100%
Nevada Medical Group, LLC(2)	Nevada, USA	100%
NMG Long Beach, LLC(3)	California, USA	100%
NMG Cathedral City, LLC(4)	California, USA	100%
NMG San Diego, LLC(5)	California, USA	60%
NMG OH, LLC(6)	Ohio, USA	100%
NMG MI 1, Inc.(7)	Michigan, USA	100%
NMG MI P1 Inc.(8)	Michigan, USA	100%
NMG MI C1 Inc.(9)	Michigan, USA	100%

Notes:

(1)	DEP Nevada Inc. is a wholly-owned subsidiary of Body and Mind Inc.
(2)	Nevada Medical Group, LLC is a wholly-owned subsidiary of DEP Nevada Inc.
(3)	NMG Long Beach, LLC is a wholly-owned subsidiary of Nevada Medical Group, LLC
(4)	NMG Cathedral City, LLC is a wholly-owned subsidiary of Nevada Medical Group, LLC
(5)	NMG San Diego, LLC is a 60% owned subsidiary of Nevada Medical Group, LLC
(6)	NMG OH 1, LLC is a wholly-owned subsidiary of DEP Nevada Inc.
(7)	NMG MI 1, Inc. is a wholly-owned subsidiary of DEP Nevada, Inc.
(8)	NMG MI C1, Inc. is a wholly-owned subsidiary of DEP Nevada, Inc.
(9)	NMG MI P1 Inc. is a wholly-owned subsidiary of DEP Nevada Inc.

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SCHEDULE “C”

U.S. ACCREDITED INVESTOR CERTIFICATE

The undersigned covenants, represents and warrants to Body and Mind Inc. (the “Company”) that the undersigned is an “accredited investor” as defined in Regulation D by virtue of satisfying one or more of the categories indicated below (please hand-write your initial on the appropriate lines and write “SUB” for the criteria the Purchaser meets and “BEN” for the criteria any persons for whose account or benefit the Purchaser is purchasing the Securities meets):

_________	Category 1.

A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; an investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission (the “Commission”) under section 203(l) or (m) of the United States Investment Advisers Act of 1940; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; a small business investment company licensed by the United States Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; a rural business investment company as defined in section 384A of the United States Consolidated Farm and Rural Development Act; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors; or

_________	Category 2.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or
_________	Category 3.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of US$5,000,000; or

_________	Category 4.	A director or executive officer of the Company; or

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_________	Category 5.

A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), at the time of that person’s purchase exceeds US$1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated hereby, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated hereby exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A) joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_________	Category 6.

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_________	Category 7.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_________	Category 8.

An entity in which each of the equity owners are Accredited Investor; or

If you checked Category 8, please indicate the name and category of Accredited Investor (by reference to the applicable number in this Certificate”) of each equity owner:

Name of Equity Owner	Category of Accredited Investor

It is permissible to look through various forms of equity ownership to natural persons in determining the Accredited Investor status of entities under this category. If those natural persons are themselves Accredited Investors, and if all other equity owners of the entity seeking Accredited Investor status are Accredited Investors, then this category will be available.

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_________	Category 9.

An entity, of a type not listed in Categories 1, 2, 3, 7 or 8, not formed for the specific purpose of acquiring the Securities, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 9, “investments is defined in Rule 2a51-1(b) under the United States Investment Company Act of 1940); or

_________	Category 10.

A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for Accredited Investor status: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_________	Category 11.

A “family office,” as defined in rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the Securities, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_________	Category 12.

A “family client,” as defined in rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 11 above and whose prospective investment in the Company is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

Dated ______________.

X ______________________________________

Signature of individual (if Purchaser is an individual)

X ______________________________________

Authorized signatory (if Purchaser is not an individual)

________________________________________

Name of Purchaser (please print)

________________________________________

Name of authorized signatory (please print)

________________________________________

Official capacity of authorized signatory (please print)

______

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